Virtus International Series,

a series of Virtus Variable Insurance Trust

Supplement dated September 9, 2015 to the Virtus International Series

Summary Prospectus and Statutory Prospectus,

each dated April 30, 2015

Important Notice to Investors of Virtus International Series

On September 3, 2015, the Board of Trustees for the Series approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on October 28, 2015, the following proposal:

Approve a Subadvisory Agreement between the Fund’s investment adviser, Virtus Investment Advisers, Inc. (“VIA”) and Euclid Advisors LLC (“Subadviser” or “Euclid”), thereby replacing the Fund’s current subadviser.

As Subadviser, Euclid would be responsible for the day-to-day management of the Series’ portfolio.

The Series would pay no fee directly to Euclid as the Subadviser. Under the Subadvisory Agreement, the fee to be paid by VIA to the Subadviser would be 50% of the net investment management fee. If approved, the Subadvisory Agreement would have an initial term through December 31, 2016. The Subadvisory Agreement would continue thereafter on a year-to-year basis with the approval of the Series’ Trustees, including a majority of the Independent Trustees.

Information about Euclid

Euclid, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103 and 1540 Broadway, New York, NY 10036. Euclid acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2015, Euclid had approximately $5.4 billion in assets under management.

For more information on this proposal, please refer to the Series’ Proxy Statement filed by Virtus Variable Insurance Trust with the Securities and Exchange Commission (“SEC”) on September 9, 2015 by visiting the SEC’s Web site at www.sec.gov.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8500/Int’l SA (9/2015)